EXHIBIT 24

                       POWER OF ATTORNEY

     Know all persons by these presents, that each of the undersigned hereby constitutes and appoints, jointly and severally, Bruce G. Kelley and Mark E. Reese, or either of them (with full power to each of them to act alone), as his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and on his behalf to sign, execute and file this registration statement and any or all amendments (including, without limitation, post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto and all documents required to be filed with respect therewith, with the Securities and Exchange Commission or any regulatory authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, or his or their substitute or substitutes, may lawfully do or cause to be done.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 28th day of January, 1998.



By: /s/ Bruce G. Kelley
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    Bruce G. Kelley
    President, Chief Executive Officer
      and Director

By: /s/ George C. Carpenter III
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    George C. Carpenter III, Director


By: /s/ E. H. Creese
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    E. H. Creese, Director


By: /s/ David J. Fisher
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    David J. Fisher, Director


By: /s/ George W. Kochheiser
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    George W. Kochheiser, Director


By: /s/  Raymond A. Michel
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    Raymond A. Michel, Director


By: /s/ Fredrick A. Schiek
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    Fredrick A. Schiek, Director